JDS Uniphase



Financial Update

Ron Foster
CFO

JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

JDS Uniphase

This presentation includes non-GAAP financial measures where indicated. These non-GAAP financial measures complement the Company's consolidated financial statements presented in accordance with GAAP. However, these non-GAAP financial measures are not intended to supercede or replace the Company's GAAP results.

A detailed reconciliation of historical GAAP results to the historical non-GAAP results is provided in the "Non-GAAP Condensed Consolidated Statement of Operations" schedule to our news release announcing the financial results of the first quarter of fiscal 2004. A discussion of the GAAP measures excluded from the forward-looking non-GAAP measures is provided in the "Business Outlook" paragraph of the news release. The news release is located in the Investor Relations section of our web site at www.jdsu.com.

Focus on Fundamentals

- Profitability and positive cash flow, positioning for growth
- A unique cash position
- Deliberate choices about financial and operational structure
- We're making progress, narrowing losses, serving customers
- Achieved reasonable predictability despite tumultuous environment

JDS Uniphase

Quarterly Revenue



300
250
200
150
100
50
0
$ millions
Guidance for Dec-03 $140M-150M
Communications
Thin Film Products
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-02
Jun-03
Sep-03
Dec-03

Quarterly Bookings



Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04

Revenue and Operating Income/Loss (GAAP)


Millions
300
200
100
0
-100
-200
-300
-400
-500
-600
Total Revenue
Operating Loss
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04

Gross Margin and Operating Expenses (GAAP)


300%
250%
200%
150%
100%
50%
0%
-50%
Operating Expenses (% of Revenue)
Gross Margin
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04

JDS Uniphase

Non-GAAP EBITDA



Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
-
(10.0)
(20.0)
(30.0)
(40.0)
(50.0)
(60.0)
(70.0)
(80.0)
(90.0)

Cash and Annual Cash Burn Comparison


Relative
Cash Balances
Millions
JDS Uniphase Includes
Convertible Proceeds
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-


Annualized Cash Burn as a
Percent of Cash Balances
(JDS Uniphase: June 30, 2003)
70%
60%
50%
40%
30%
20%
10%
0%

JDS Uniphase

Competitors and Others

Quarterly GAAP Loss/Revenue

Comparative Quarterly GAAP Loss/Revenue


0%
-20%
-40%
-60%
-80%
-100%
-120%
-140%
-160%
-180%

JDS Uniphase Quarterly GAAP Loss/Revenue


Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%

JDS Uniphase

Competitors and Others

Balance Sheet

$ Millions	Q1-Q4	Change From Q403
Cash & Short-Term Investments	1,160	(74)
Other Current Assets	272	(8)
Total Current Assets	1,433	(82)
Property Plant & Equipment, Net	294	11
Other Assets	332	(8)
Total Assets	2,059	(79)
Current Liabilities	353	(69)
Other Liabilities	36	(8)
Total Liabilities	390	(77)
Shareholder Equity	1,670	(2)
Liabilities Plus Shareholder Equity	2,059	(79)

Zero-Coupon Convertible Debt due 2010

- Rationale:
  - Opportunistic time in financial markets
  - Projected uses of cash today years to come
  - Excellent deal structure & terms
- Structure of Deal:
  - Zero coupon, zero yield
  - Total Proceeds: $475 Mil ($463 Mil after fees)
  - Final Maturity: 11/15/2010
  - Conversion Price: $4.94
  - Conversion Premium: 38%
  - 5 Year Call: JDSU may redeem any time after 11/15/2008
  - 5 Year Put: Investors may force repurchase of bond on 11/15/2008
  - Convertible into JDSU Common Stock Under Specified Conditions

Zero-Coupon Convertible Debt due 2010

- Impact on Balance Sheet
  - Increase Cash by $463.1 Mil (net proceeds)
  - Add Long-Term Debt of $475 Mil
- Impact on P&L
  - Additional interest income of $2.5 - $3.5 Mil/Qtr from investing proceeds
  - Amortization of fees/expenses: $650K/Qtr
- Potential Dilution:
  - If all investors convert into JDSU stock, aprox. 96 Mil shares would be issued (aprox. 6.7% of total shares outstanding now)
  - No additional shares are included in EPS calculations until JDSU stock rises above $5.43

Global Realignment Program

Closing and Consolidating Manufacturing Operations


45
40
35
30
25
20
15
10
5
0
Apr-01
Dec-01
Jul-02
Jun-03
Sep-03

Reducing Global Workforce


35000
30000
25000
20000
15000
10000
5000
0
Feb-01
Jun-01
Jan-02
Jul-02
Dec-02
Jun-03
Sep-03

Global Realignment Program

($billions)	Q1FY04	To Come[1]	Total[1]
Costs	1.1	0.1	1.2
Annual Savings	1.2	0.1	1.3

[1]Estimate

Historical Accuracy of Revenue Guidance



350
300
250
200
150
100
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04

JDS Uniphase

Historical Accuracy of Non-GAAP EPS Guidance


0.00
(0.01)
(0.02)
(0.03)
(0.04)
(0.05)
(0.06)
(0.07)
(0.08)
(0.09)
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04

We're Making Progress

- Stabilizing revenue, net loss decreasing
- Improving gross margins and operating expenses
- Stabilized balance sheet with strong cash position
- Progress in streamlining operational structure
- Demonstrated ability to predict our course in a tumultuous environment

JDS Uniphase

Business Update

Kevin Kennedy
CEO

JDS Uniphase

Business Update Agenda

- Transition update
- Deliberate choices
- Market update
- Business synopsis
- Direction
- Summary

JDS Uniphase

Company Transition

A series of deliberate choices…

Organizational Clarity

One independent chairman

One leader

One headquarters

Operational Intent

- Market driven → Customer driven
- Reacting to market decline → Poised for market stabilization
- Amalgamation of companies → New young company, clear culture, customer focused, conservative governance

Focus on Alignment



Customers
Employees
Stockholders
Customer Intimacy
Operational Excellence
Strategic Clarity
PROFITABILITY
Responsible Compensation
Strong Governance
Stock Performance
Quality and Service

Top Priorities

- Revenue stabilization, break-even and return to profitability
- Customer-focused culture
- Cash preservation and accumulation
- Operational excellence

Drive Toward Profitability

- Reach non-GAAP EBITDA break-even cost structure for quarterly revenues of:
  - $200M by December 2003
  - $170M by June 2004
- Completion of GRP
- Opportunities for further improvement
- Focus on cash
  - Divest unnecessary assets
    - Company aircraft – sold
    - Ottawa facility
    - Other
  - Convertible debt offering
  - Reduce and convert external equity positions

Operational Excellence - Focus on Fundamentals

- Dual headquarters consolidated
- Chairman position consolidated
- Leadership consolidated
- Revised options plan and exec compensation
- Shedding excesses
- Centralization of corporate functions

Operational Excellence - Focus on Fundamentals

- Strong governance
  - Independence – Chairman, Board, Committees
  - Team composition
  - Strong ethics policy
  - Judicious use of independent consultants
  - Clarity and transparency

- Stakeholder-aligned compensation practices
  - New stockholder-approved equity plan
  - Eliminates "evergreen" plan
  - Introduces performance requirements
  - Caps annual equity allocation to top five execs at 5% of total
  - Align with customer satisfaction, quality

Customer-focused culture

- In everything we do, first ask, "What is best for the customer?"
- Compensation tied to customer satisfaction and product quality
- Continue a design-win focus
- Create value our customers cannot find elsewhere
- Create customer "critical account" intensity


Sun
microsystems
Supplier Performance Award
2003
Meritorious
JDS Uniphase Corporation

How We Are Responding to Market Conditions

Market Condition	JDS Uniphase Response
Market size has decreased • Consolidation, concentrated base • Cash flow slower, cycle time longer • Procurement-oriented • Volumes up, ASPs declining • Gross margin tension	**Position for future growth** • Strengthen customer relationships • Financial strength, supply chain mgmt • Bundled, volume contracts, improve quality • Increase efficiency, reduce COGS • Customer base expansion • Increase $ concentration per customer • Consolidate company cost structure
Overcapacity • Regional • Parts of the network • Time required to purge • Inventories are aging technologies	**Work w/ customers to reduce inventory** • Adapt to variations across regions • Shift from LH core to edge markets • Reduce lead times • Develop new tech to reduce costs
Leading indicators	**RFP/Design win activity**

Business Synopsis

JDS Uniphase at a Glance

FY2003 Sales	$676 million
Employees	5,200
Headquarters	San Jose, California
Locations	16 mfg sites worldwide
Nasdaq	JDSU
TDX	JDU
Website	www.jdsu.com

We are specialists in applying the science of light to dramatic transitions in communications technology and visual experience.



Organization

JDS Uniphase

Fiberoptic Communications

- Subsystem Products
- Transmission Products
- Component Products

Thin Film Products

- Commercial Lasers
- Optical Pigments
- Coated Optics

Organization

JDS Uniphase

Fiberoptic Communications

- Subsystem Products
- Transmission Products
- Component Products

Thin Film Products

- Commercial Lasers
- Optical Pigments
- Coated Optics

Fiberoptic Communications

The broadest portfolio of products in the industry

- Subsystem Products
- Transmission Products
- Component Products

Components, modules and subsystems for Telecom, Datacom and CATV



Transmission · Mux/Demux · Add/Drop · Amplification · Switching · Optical Monitoring

Fiberoptic Communications







	Today	Tomorrow
Subsystem Products	Instrumentation, Network Ready Products, amplifiers, card-level products	Circuit packs, smart modules, customer-driven systems
Transmission Products	Telecom and datacom modules, CATV & specialty products	Intelligent modules, cost-reduced, smaller datacom products
Component Products	High power lasers, waveguides, transmission components, passive components	Monolithic integration

Fiberoptic Network Coverage

		Submarine	LH/ULH	Cross Connect	Metro DWDM	Metro SONET	Metro-Access	Enterprise	Storage	FTTP
Transmission Products	Transceiver		■	■	■	■	■	■	■	■
	Transponder	□	■	■	■	■	■			
	CATV TX		■				■			■
	CATV EDFA		■				■			■
	CATV RX		■				■			
Subsystem Products	Wavelength Mgmt		■	□	■		■			
	Amplifiers	□	■	□	■	■	■			□
	Circuit Packs		■			■				
	NRP				■	■	■	■	□	
	Instrumentation							■	■	
Component Products	DWDM/OADM	□	■		■					■
Passive	CWDM/OADM	□	■		■		□			
	OA Components	■	■	■	■	■	■			□
Active	Source Laser		■		■	■	□	□	□	□
	Pump Laser	■	■		■					
	Detector	■	■		■	■	■	□		□
	Modulators	■	■		■					

■ JDS Uniphase offerings

□ No JDS Uniphase offering

JDS Uniphase has offerings in over 80% of the network tiers

Organization

JDS Uniphase

Fiberoptic Communications

- Subsystem Products
- Transmission Products
- Component Products

Thin Film Products

- Commercial Lasers
- Optical Pigments
- Coated Optics

Thin Film Products

Applying optical technology to serve a diverse set of growing markets







Biomedical/ Environmental Instrumentation

Aerospace/ Defense

Display

Security/ Authentication

Decorative

Thin Film Products







	Today	Tomorrow
Commercial Lasers	Solid-state, gas, fiber and diode lasers used in biotechnology, biohazard detection, graphics and imaging, semiconductor, and materials processing	DPSS
Optical Pigments	Light interference pigments for color shifting characteristics used in security products & decorative surface treatments	Distribution expansion
Coated Optics	Optical components and front surface mirrors for displays Optical filters for medical instruments Infrared filters, beam splitters a optical sensors for aerospace	Integrated assemblies

Market and Business Growth



Vertical Opportunities
Thin Film Products Group
Fiberoptic Communications
Customer-Specific Integration
Laser Marking System
Light Engines
Circuit Packs
Test & Measurement
DPSS Lasers
Labels & Packaging
Mirrors & Optics
Transmission Modules
ODC/EDC, Tunables
Diode Lasers
Optically Variable Pigments
Optical Coatings
Core Optical and Components
Optical Datacom
Adjacencies, Sub Cat, Other
Horizontal Opportunities
Horizontal Opportunities
Distribution
• International
• After Market

You will probably use 25 JDS Uniphase products today and not even know it

When you use the telephone, access the Internet, enjoy home theater, use the new $20 bill, you are likely using optical technology from JDS Uniphase







A Picture AND a Thousand Words



Trends:

- Narrowband to broadband
- Audio to Visual experiences

The Transition Toward Visual

A picture and a thousand words


Speaking
100-150 wpm
2 B/s (est)
Reading
250-300 wpm
5 B/s (est)
Visual
Capacity of retina
10,000 B/s

Method	Telephone	Text	Digital Image	Digital Video
Transfer time	7.5 minutes	seconds	seconds	Real-time
Amount of data	3.6 MB (@ 64 Kb/s)	10 KB	100 KB -1 MB	1-10 Mb/s

An Investment in JDS Uniphase

- Is an investment in the technology of light
- Is an investment in an increasingly networked world
- Is an investment in the value of enriched visual and visual+audio for learning, communication, business, and entertainment

Initial Steps

	One Chairman	One Leader	One Headquarters	Culturally Aligned Assets	New Comp Plan	Design Wins/ Focus
Customer intimacy					✔	✔
Technology leadership					✔	✔
Operational excellence	✔	✔	✔	✔	✔	✔
Trust	✔	✔	✔	✔	✔	
Culture	✔	✔	✔	✔	✔	

Summary

- Transition completed
- Deliberate choices being tackled
- Deliberate march, posture for stabilization
- Customer driven execution focus
- Cross functional improvements, continued cost/revenue focus
- Strategy (start with people, improve execution, evolve our strategy)